Exhibit 10.4

AMENDED AND RESTATED
ATRION CORPORATION
2006 EQUITY INCENTIVE PLAN

FORM OF AWARD AGREEMENT FOR COMMON STOCK AWARD

THIS AWARD AGREEMENT (the "Agreement') is made and entered into as of _________________, 201__ by and between Atrion Corporation, a Delaware corporation (the "Company"), and __________________ (the "Participant") pursuant to the Amended and Restated Atrion Corporation 2006 Equity Incentive Plan, as it may be further amended and restated from time to time (the "Plan").  Capitalized terms used but not defined herein shall have the same meanings set forth in the Plan.

WHEREAS, the Participant is a Non-Employee Director; and

WHEREAS, pursuant to the Plan and subject to the execution of this Agreement, the Committee has granted, and the Participant desires to receive, an Award.

NOW, THEREFORE, for an in consideration of the premises, the mutual promises and covenants therein contained, and other good and valuable consideration, the receipt, adequacy and sufficiency of which one hereby acknowledged, the parties hereto do hereby agree as follows:

1.   AWARD OF COMMON STOCK.  On the date specified in Exhibit A attached hereto (the "Date of Grant"), but subject to the execution of this Agreement, the Company granted to Participant an Award in the form of the number of shares of Common Stock (the "Shares") as set forth in Exhibit A from the authorized and unissued or treasury Common Stock at and for the purchase price set forth in Exhibit A.

2.   EFFECT OF PLAN.  The Award is in all respects subject to, and shall be governed and determined by, the provisions of the Plan (all of the terms of which are incorporated herein by reference) and to any rules which may be adopted by the Board or the Committee with respect to the Plan to the same extent and with the same effect as if set forth fully herein.  The Participant hereby acknowledges that all decisions and determinations of the Committee shall be final and binding on the Participant, his beneficiaries and any other person having or claiming an interest in the Award.

3.   RESTRICTIONS.  The Shares shall be fully-vested and without restriction as of the Date of Grant.

4.   DELIVERY OF SHARES OF COMMON STOCK.  Shares shall be delivered to the Participant in the manner set forth in Exhibit A.

5.   SECURITIES LAW RESTRICTIONS.  Acceptance of this Agreement shall be deemed to constitute the Participant's acknowledgment that the Participant's sale or other disposition of the Shares shall be subject to compliance with all federal and state laws, rules and regulations (including but not limited to state and federal securities laws and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable.

6.            MISCELLANEOUS.

(a)   The Participant's rights under this Agreement can be modified, suspended or canceled only in accordance with the terms of the Plan.  This Agreement may not be changed orally, but may be changed only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

(b)   The invalidity or unenforceability of any provision hereof shall in no way affect the validity of enforceability of any other provision of this Agreement.

(c)   This Agreement shall bind the parties, their respective heirs, executors, administrators, successors and assigns.  Nothing contained herein shall be construed as an authorization or right of any party to assign their respective rights or obligations hereunder and the Participant shall have no right to assign this Agreement, and any such attempted assignment shall be ineffective.  This Agreement shall be binding upon the Company and its successors or assigns.

(d)   This Agreement shall be subject to the applicable provisions, definitions, terms and conditions set forth in the Plan, all of which are incorporated by this reference in this Agreement and the terms of the Plan shall govern in the event of any inconsistency between the Plan and this Agreement.

(e)   This Agreement shall be interpreted and construed according to and governed by the laws of the State of Texas.

(f)            This Agreement is intended to comply with Section 409A of the Code.

[Signatures appear on the following page.]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

ATRION CORPORATION

By:
Name:
Title:

PARTICIPANT

EXHIBIT A

TO

AWARD AGREEMENT DATED __________________, 201__ BETWEEN ATRION CORPORATION AND ___________________

1.           Date of Award:

2.           Number of Shares of Common Stock:

3.           Purchase Price per Share:

4.           Delivery Instructions (check the appropriate box and complete):

□ Electronic Delivery
Please deliver all Shares to:
Account Number:
Broker Name:
Broker Contact (Phone Number):
Broker Contact (E-mail):
□ Delivery of Certificate
Please deliver a certificate for all Shares to the following address:

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